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IMPERIAL BANK
--------------------------------------------------------------------------------
Emerging Growth Industries, Southwest Regional Office
8911 Capital Texas Highway, Suite 2310 - Austin, Texas 78759 - Tel:
 (512) 349-2333 - Fax: (512) 349-2888



April 19, 1999


Mr. John McGovern
Silicon Laboratories, Inc.
2024 East St. Elmo Road
Austin, Texas 78744-1018

Dear John,

We are pleased to provide this commitment letter for the proposed bank financing that Imperial Bank ("Bank") is willing to extend to Silicon Laboratories, Inc. ("Borrower"). This commitment to lend is subject to execution of a definitive written agreement and documentation for the transaction described in this letter. The terms of the financing are as follows:

    CREDIT FACILITY

    1)  Existing $1,500,000 equipment term loan.
    2)  Existing $1,000,000 Equipment term loan.
    3)  Existing $453,600 letter of credit.
    4)  New $3,000,000 revolving line of credit to fund working capital needs.

    TERMS

    1)  Currently being amortized.
    2)  Currently being amortized.
    3)  Facility in place.
    4) Interest payable monthly with principal plus any unpaid and/or accrued interest due at maturity.

    MATURITY

    1)  1/29/02
    2)  3/28/01
    3)  9/7/99
    4)  364 days from close of documents.

    PRICING

    1)  Imperial Bank's Prime Rate.
    2)  Imperial Bank's Prime Rate.
    3)  Imperial Bank's Prime Rate.
    4)  Imperial Bank's Prime Rate.


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Silicon Laboratories, Inc.
April 19, 1999
Page 2 of 5


    FACILITY FEE

    None

    DOCUMENTATION FEES

    $250

    WARRANT

    None

    ADVANCE RATE

    1) Up to the total limit, 80% against eligible domestic accounts receivable. Eligible accounts to exclude:
       -   Accounts aged over 90 days past invoice date.
       -   Contra accounts,
       -   Government accounts will be eligible with Assignment of Claims,
       - Foreign accounts will be eligible with credit insurance acceptable to Bank. Advance rate on credit insured foreign A/R will be 90%,
       - Accounts with over 25% of the balance aged more than 90 days past invoice date.
       - If any one account exceeds 25% of the total A/R balance, the amount in that account in excess of 25% of the total A/R balance is also ineligible. Bank will allow a 50% concentration limit for PC Tel and 75% for 3Com.

    COLLATERAL

      A UCC-1 FILING ON ALL ASSETS OF Borrower except Intellectual Property with the Bank in first position. Negative pledge on intellectual property.

    FINANCIAL COVENANTS

    1) Borrower to maintain a monthly minimum Quick Ratio(1) of at least 1.50:1.00.
    2)  Borrower to maintain a minimum Debt Service Coverage Ratio(2) of
        1.50:1.00.

              (1) Quick Ratio defined as: Cash plus A/R divided by Current
                  Liabilities.
              (2) Debt service coverage ratio defined as EBIT plus depreciation and amortization (MOST RECENT THREE MONTH PERIOD ANNUALIZED) divided by current maturities of long term debt.

    REPORTING REQUIREMENTS

    1) Monthly internal prepared financial statements prepared according to generally accepted accounting principals within 25 days after month-end with signed compliance certificate.
    2) Monthly accounts receivable and accounts payable agings with borrowing base certificate due within 25 days of month-end.
    3) Borrower will perform satisfactory collateral records audit prior to the 1st draw; with annual collateral records audit satisfactory to Bank thereafter, provided that as long as Borrower has any outstanding indebtedness to Bank it will perform collateral audits twice a year with the results satisfactory to Bank.
    4) Unqualified audit of annual financial statements within 90 days after fiscal year end.


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Silicon Laboratories, Inc.
April 19, 1999
Page 3 of 5


    OTHER

    1. Borrower to maintain primary operating and depository accounts with Bank.
    2. Purchase money security interest and leases are allowed with notification to Bank.
    3. Borrower to provide property and casualty insurance with the Bank as "Lenders Loss Payable"
    4. Borrower to pay for all other costs associated with the closing of the transaction (i.e. UCC Search fees, filing fees, etc.).

    EXPIRATION

    Unless Borrower accepts this commitment letter on or before April 30, 1999, this commitment letter will expire and be of no further effect.


This letter is provided solely for your information and is delivered to you with the understanding that neither it nor its substance shall be disclosed to any third person, except those who are in confidential relationship with you, or where the same is required by law.

IF THE PROPOSED TERMS SET FORTH ABOVE ARE ACCEPTABLE TO YOU, PLEASE SO INDICATE BY SIGNING AND RETURNING THE ORIGINAL OF THIS LETTER TO US, ALONG WITH THE $250 IN FEES REFERRED TO ABOVE. Upon return of this letter and receipt of payment, the Bank will prepare drafts of definitive loan documents for your review. If you and the Bank do not enter into definitive loan documents, the Bank will refund to you the amount of the loan fee payment less the amount of the Bank's expenses for the foregoing.

This letter is intended to set forth the proposed terms of the credit facility currently under discussion between us. Except for your obligation to pay the Bank's expenses described above, this letter and our other communications and negotiations regarding the proposed loan do not constitute an agreement or an offer and do not create any legal rights benefiting, or obligations binding on, either of us. It is intended that all legal rights and obligations of the Bank and you would be set forth in the signed definitive loan documents.

On behalf of the Senior Management of the Bank, we are delighted to propose making this credit facility available to Silicon Laboratories, Inc. and look forward to a long and mutually rewarding relationship. Please don't hesitate to call if you have any questions, we can be reached at (512) 349-2333.

Sincerely,


  /s/  Tommy Deavenport


Tommy Deavenport
Senior Vice President
Emerging Growth Industries
Southwest Regional Office


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Silicon Laboratories, Inc.
April 19, 1999
Page 4 of 5


ACCEPTED AND AGREED TO:

SILICON LABORATORIES, INC.


By:  /s/  John McGovern
   -------------------------

Title:  Chief Financial Officer
        -----------------------
Date:   April 22, 1999
        --------------

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Silicon Laboratories, Inc.
April 19, 1999
Page 5 of 5

With return of this letter, please provide us with the following information:

    Tax I.D. #:   74-2793174

    Names and Title of Authorized Corporate Signers:


    Navdeep S. Sooch                   John W. McGovern
    -----------------------------      ---------------------------
    Name                               Name

    Chairman & CEO                     Chief Financial Officer
    -----------------------------      ---------------------------
    Title                              Title

    Jeffrey W. Scott                   David R. Welland
    -----------------------------      ---------------------------
    Name                               Name

    Vice President - Engineering       Vice President - Technology
    -----------------------------      ---------------------------
    Title                              Title


    Number needed to sign:      2


    Who will execute docs:              Navdeep S. Sooch
                                        ----------------
                                        John W. McGovern
                                        ----------------
    Name of Corporate Secretary:        John W. McGovern
                                        ----------------
    Is Secretary an Authorized signer?  Yes  /X/    No  _____

    Are all of the Company's assets located in the state of Texas?

                                        Yes  _____  No  /X/

    If not, where else are assets located?  Inventory in Production flow worldwide.  Incidence Office
                                            Equipment in remote Sales Offices.

    Automatically Debit Account # 21-001-430 for interest payments each month.


    Disburse loan advances to Account # 21-001-430 when advances are requested.